UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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MSC INDUSTRIAL DIRECT CO., INC.

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Your Vote Counts! MSC INDUSTRIAL DIRECT CO., INC. 2022 Annual Meeting of Shareholders Vote by 11:59 p.m., Eastern Time, on January 25, 2022 for shares held directly. Vote by 11:59 p.m.. Eastern Time, on January 23,2022 for shares held in the MSC Industrial Direct 401 (k) Plan. MSC BUILT TO MAKE YOU BETTER MSC INDUSTRIAL DIRECT CO., INC. 515 BROADHOLLOW ROAD, SUITE 1000 MELVILLE, NY 11747-3705 You invested in MSC INDUSTRIAL DIRECT CO., INC. and it's time to vote! You have the right to vote on proposals being presented at the 2022 Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 26, 2022. Get informed before you vote You can view the Notice of 2022 Annual Meeting and 2021 Proxy Statement and the 2021 Annual Report to Shareholders online OR you can receive a free paper or e-mail copy of the material(s) by requesting prior to January 12, 2022. If you would like to request a paper or e-mail copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.Proxy'Vote.com, (2) call 1-800-579-1639 or (3) send an e-mail to sendmaterial@proxyvote.com. If sending an e-mail, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or e-mail copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote During the Meeting January 26. 2022 9:00 a.m.. Eastern Time Virtually at: www.virtualsharehokjermeeting.com/MSM2022

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Proposal No. 1: Election of Directors Nominees: 01) Erik Gershwind 04) Michael Kaufmann 07) Rudina Seseri 02) Louise Goeser 05) Steven Paladino 03) Mitchell Jacobson 06) Philip Peller Board Recommends For Proposal No. 2: Ratification of the Appointment of Independent Registered Public Accounting Firm To ratify the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for fiscal year 2022. For Proposal No. 3: Advisory Vote to Approve Named Executive Officer Compensation To approve, on an advisory basis, the compensation of our named executive officers. For NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. EACH OF PROPOSAL NOS. 1, 2 AND 3 HAS BEEN PROPOSED BY MSC INDUSTRIAL DIRECT CO., INC. Prefer to receive an e-mail instead? While voting on www.ProxyVote.com, be sure to dick "Sign up for E-delivery".